UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   April 19, 2005

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                        000-50052                    06-1393745
--------------------------------------------------------------------------------
(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois              60015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      On April 19, 2005, Cosi, Inc. issued a press release announcing its revenues and sales for the quarter ended April 4, 2005. The press release is attached hereto as Exhibit 99.1.


Item 9.01 (c).    Exhibits.

     99.1     Press Release of Cosi, Inc., dated April 19, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  April 19, 2005

                                           /s/  Kevin Armstrong
                                         ---------------------------------------
                                         Name: Kevin Armstrong
                                         Title: Chief Executive Officer and
                                         President

                                  EXHIBIT INDEX


                                                                Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
 -----------                    -----------                     --------------

     99.1     Press Release of Cosi, Inc., dated April 19,            E
              2005.